UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 New King Street
White Plains, New York		10604

(Address of Principal Executive Offices)		(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Pursuant to a Current Report on Form 8-K filed on March 22, 2006, Haights Cross Communications, Inc. (the “Company”) announced an investor conference call to be held on Thursday, March 23, 2006, at 4:00 p.m. Eastern Standard Time to address a restatement, included within its Annual Report on Form 10-K filed on March 22, 2006, of its unaudited condensed consolidated financial statements for the three-month and nine-month periods ended September 30, 2005 as a result of an error in accounting for deferred taxes. The text of the presentation that the Company will give to investors on such conference call is attached hereto as Exhibit 99.1.
     The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Investor presentation dated March 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 23, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.

/s/	Paul J. Crecca

By:	Paul J. Crecca
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor presentation dated March 23, 2006